Exhibit 10.21

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment (this “Amendment”) dated as of October 22, 2007 (the “Effective Date”), is by and among Diamondback Holdings, LLC, a Delaware limited liability company (“Holdings”), Diamondback Energy Services, Inc., a Delaware corporation (the “Merger Sub”), certain subsidiaries thereof (the “Guarantors”), the lenders party to the Credit Agreement referred to below (the “Lenders”), and Fortis Capital Corp., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).

WHEREAS, Holdings, Merger Sub, the Guarantors, the Lenders, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of February 13, 2007, as amended by the First Amendment thereto dated as of May 10, 2007 and the Second Amendment and Waiver thereto dated as of August 27, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Lenders have agreed to make certain amendments to the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

(a) Section 2.14(a)(ii) of the Credit Agreement is hereby restated in its entirety as follows:

        (ii) unless such Letter of Credit has an expiration date not later than one year after the date of issuance thereof; provided that, any such Letter of Credit with a one-year tenor may expressly provide that it is renewable at the option of the Issuing Bank for additional one-year periods, provided that such Letter of Credit is cancelable upon at least 30 days’ notice given by the Issuing Bank to the beneficiary of such Letter of Credit;

(b) Section 2.14(e) of the Credit Agreement is hereby restated in its entirety as follows:

(e) Prepayments of Letters of Credit. In the event that any Letters of Credit shall be outstanding or shall be drawn and not reimbursed on the fortieth day prior to the

Maturity Date and on the date of the issuance or increase of any Letter of Credit issued or increased after the fortieth day prior to the Maturity Date, the Borrower shall pay to the Administrative Agent an amount equal to 105% of the Letter of Credit Exposure allocable to such Letters of Credit to be held in the LC Cash Collateral Account and applied in accordance with paragraph (g) below.

Section 3. Conditions to Effectiveness. The Credit Agreement shall be amended as provided in this Amendment as of the date first set forth above when the Administrative Agent shall have received this Amendment duly executed by Holdings, Merger Sub, each Guarantor, the Majority Lenders, the Issuing Bank and the Administrative Agent.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of Article VIII of the Credit Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Loan Documents.

Section 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

Section 8. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

HOLDINGS: DIAMONDBACK HOLDINGS, LLC

By:	/s/ Arty Straehla
Name:	Arty Straehla
Title:	CEO

MERGER SUB: DIAMONDBACK ENERGY SERVICES, INC.

By:	/s/ Arty Straehla
Name:	Arty Straehla
Title:	CEO

GUARANTORS:

DIAMONDBACK-COMPLETIONS LLC

DIAMONDBACK-QUANTUM LLC

DIAMONDBACK PUMPING SERVICE LLC

DIAMONDBACK-PIONEER LLC

DIAMONDBACK-PST LLC

DIAMONDBACK PUMPING SERVICE LLC

DIAMONDBACK-WELL SERVICE LLC

DIAMONDBACK-RHINO LLC

DIAMONDBACK-TOTAL SERVICES LLC

DIAMONDBACK-CEMENTING SERVICES LLC

PACKERS & SERVICE TOOLS, INC.

SOONER TRUCKING & OILFIELD SERVICES, INC.

DIAMONDBACK-DISPOSAL LLC

DIAMONDBACK-TOTAL OKLAHOMA LLC

DIAMONDBACK-TD WEST, LLC

DIAMONDBACK PUMPING GP, LLC

DIAMONDBACK-TOTAL PUMPING GP LLC

DIAMONDBACK-TOTAL TEXAS LLC

DIAMONDBACK-DISPOSAL TEXAS LLC

By:	/s/ Arty Straehla
Name:	Arty Straehla
Title:	CEO

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

ADMINISTRATIVE AGENT: FORTIS CAPITAL CORP., as Administrative Agent and Issuing Bank

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ Joseph Maxwell
Name:	Joseph Maxwell
Title:	Senior Vice President

LENDERS: FORTIS CAPITAL CORP.

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ Joseph Maxwell
Name:	Joseph Maxwell
Title:	Senior Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

WELLS FARGO BANK, N.A.

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

NATIXIS

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Managing Director

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

JPMORGAN CHASE BANK, N.A.

By:	/s/ William C. Scheihing, Jr.
Name:	William C. Scheihing, Jr.
Title:	SVP

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

MIDFIRST BANK

By:	/s/ Morgan Mongold
Name:	Morgan Mongold
Title:	Commercial Loan Officer

By:	/s/ James P. Boggs
Name:	James P. Boggs
Title:	Senior Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

COPPERMARK BANK

By:	/s/ Robert P. Holmes
Name:	Robert P. Holmes
Title:	Sr. V.P.

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.